UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549



  FORM 8-K



  CURRENT REPORT,
  PURSUANT TO SECTION 13 OR 15(d) OF
  THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT: June 11, 1999


  CHYRON CORPORATION
  (Exact Name of Registrant as Specified in Charter)



  New York
  (State or Other Jurisdiction
  of Incorporation)


  1-9014
  (Commission File Number)

  11-2117385
  (I.R.S. Employer Identification No.)


  5 Hub Drive
  Melville, New York
  (Address of Principal Executive Offices)

  11747
  (Zip Code)

  Registrant's telephone number, including area code: (516) 845-2000


           Item 5.  Other Events and Exhibits

           Pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, the Registrant files, under cover of this 8-K, the text of a public notice released by the Registrant on June 10, 1999. The text of such notice can be found as an exhibit attached hereto.

           Exhibits       Description

              1           Press Release of the Registrant, dated June 10,
                          1999.


  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


  CHYRON CORPORATION


  By: /s/ Dawn Johnston
  Name:    Dawn Johnston
           Title:   Senior Vice President and
           Chief Financial Officer


  Date: June 11, 1999